UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported):
                                  June 7, 2007

                              Rite Aid Corporation
             (Exact name of registrant as specified in its charter)


        Delaware                       1-5742                 23-1614034
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
    of Incorporation)                                    Identification Number)


                  30 Hunter Lane, Camp Hill, Pennsylvania 17011
          (Address of principal executive offices, including zip code)

                                 (717) 761-2633
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
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Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
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Amendment to 2008 Bonus Plan

On June 7, 2007, the Compensation Committee (the "Compensation Committee") of the Board of Directors (the "Board") of Rite Aid Corporation ("Rite Aid" or the "Company") approved an amendment (the "Amendment") to the Company's 2008 Bonus Plan (the "Plan"), a cash bonus plan for the Named Executive Officers (as named in the Company's 2007 Annual Meeting Proxy Statement), other corporate executive officers and corporate key managers (each a "Participant"), which was described in the Company's Current Report on Form 8-K filed on April 13, 2007.

The Amendment provides that, in addition to any bonus a Participant may be entitled to under the original terms of the Plan, if the Company achieves 100% or more of the Adjusted EBITDA target for fiscal year 2008, and if inclusive in such results are cost savings of at least $155 million related to the recent acquisition of the Brooks-Eckerd drugstore chains from The Jean Coutu Group
(PJC) Inc. (the "Acquisition"), then the Participant will receive an additional payment equal to 50% of such Participant's target (on plan) bonus for fiscal year 2008.

Cash Awards Related to the Closing of the Acquisition

On June 7, 2007, the Compensation Committee granted cash awards, payable on the date of grant, to the following Named Executive Officers in connection with the June 4, 2007 closing of the Acquisition:

Mary F. Sammons:                    $ 500,000
James P. Mastrian:                    300,000
Kevin Twomey:                         300,000

In addition, the former Chairman of the Board and other executive officers of the Company received cash awards of $700,000, in the aggregate.

Retention Awards Related to the Acquisition

On June 7, 2007, the Compensation Committee granted due diligence retention awards to the following Named Executive Officers in connection with the Acquisition, which awards are payable 50% in cash on the date of grant and 50% in restricted stock that fully vests one year after the date of grant:

Mary F. Sammons:                    $ 2,000,000
James P. Mastrian:                      895,125
Mark C. Panzer:                         630,360
Kevin Twomey:                           273,156
Jerry Mark deBruin:                     241,020

In addition, the former Chairman of the Board and other executive officers of the Company received due diligence retention awards of $758,720, in the aggregate.

The dollar amounts for the retention awards related to the Acquisition represent the sum of the cash component and the value of the restricted stock on the date of grant.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 13, 2007



                            By:  /s/ Robert B. Sari
                                 -------------------------------------
                                 Name:   Robert B. Sari
                                 Title:  Executive Vice President,
                                         General Counsel and Secretary